Exhibit 10.1

NWTN	CONFIDENTIAL

Joint Venture Agreement

This Joint Venture Agreement (the ‘Agreement’) is entered into as of [Insert Date], by and between:

1. NWTN INC. (‘NWTN’), a company duly incorporated and existing under the laws of [Jurisdiction], with its registered address at [Address]; and

2. W Motors Automotive Group Holding Limited (‘W Motors’), a company duly incorporated and existing under the laws of the Dubai International Financial Centre, Dubai, UAE, with its registered address at Unit GV-00-06-PO-OF-02, Level POD, Gate Village Building 6, Dubai International Financial Centre, P.O. Box 414487, Dubai, UAE.

Each hereinafter referred to as a ‘Party’ and collectively referred to as the ‘Parties’.

WHEREAS, The Parties desire to jointly invest in establishing a joint venture company (the ‘JV Company’) to engage in the business of:

a)	automobile modification and rebadging;

b)	modification of vehicles into police vehicles;

c)	customizations for high-end car brands;

d)	establishing operations for the importing and/or trading of vehicles in the UAE; and

e)	providing vehicle after sales parts and services.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties agree as follows:

1.	Establishment of the Joint Venture Company

1.1.	Name: The name of the JV Company shall be agreed by both Parties prior to the establishment and registration of the JV Company and the registered address shall be [Address].

NWTN	CONFIDENTIAL

1.2.	Nature: The JV Company shall be a limited liability company duly incorporated under the laws of the United Arab Emirates, with an independent legal personality.

2.	Business Scope

2.1.	The JV Company shall engage in the following primary activities:

2.1.1.	Customization and modification of automobiles from third-party brands;

2.1.2.	Rebranding of third-party vehicles for the distribution under the JV Company’s brand;

2.1.3.	Modification of third-party vehicles into police vehicles and other special-purpose vehicles;

2.1.4.	Design and customization of high-end vehicle interiors and exteriors;

2.1.5.	Establishing vehicle trading activities either directly as a distributor or as an importer appointing third-party distributors;

2.1.6.	Supply of related parts and technical services as part of after sales services.

2.2.	The JV Company may establish other services from time to time and may establish branches or subsidiaries in other countries, as agreed between the Parties on a case-by-case basis.

3.	Capital Contribution and Equity Structure

3.1.	Equity Distribution: The shareholding structure of the JV Company will be as follows:

3.1.1.	NWTN shall own 51% of the JV Company’s equity;

3.1.2.	W Motors shall own 49% of the JV Company’s equity.

3.2.	Share Capital: The paid-up capital of the JV Company shall be [AED 10,000] and the Parties shall contribute as follows:

3.2.1.	NWTN: [AED 5,100] (51%)

3.2.2.	W Motors: [AED 4,900] (49%)

3.3.	In-Kind Contribution:

2.2.1	NWTN shall contribute intellectual property (IP) valued at $100 million, including patents, software, and related technologies.

2.2.2	W Motors shall contribute its existing police vehicle and modification business, including market channels, contracts, and equipment, valued at $100 million.

NWTN	CONFIDENTIAL

2.3	Asset Valuation and Audit:

2.3.1	Independent third-party appraisers shall evaluate contributions.

2.3.2	Post-contribution, independent auditors shall issue a verification report within [Timeframe].

4.	Governance Structure

4.1.	Board of Directors: The JV Company shall have a Board of Directors composed 5 members, with 3 members appointed by NWTN and 2 members appointed by W Motors.

4.2.	The Chairperson shall be appointed by NWTN.

4.3.	Management Team: A competent Management Team shall be appointed for the JV Company with:

4.3.1.	The General Manager shall be appointed by W Motors and shall report to the Board of Directors;

4.3.2.	The Chief Financial Officer shall be nominated by NWTN & W Motors; and

4.3.3.	Other Management Team members shall be appointed as and when required by joint consensus between the Parties, and where applicable the Parties may agree to use their internal management resources to support the JV Company’s management requirements.

5.	Financial Management and Profit Distribution

5.1.	The JV Company shall maintain independent accounts and adhere to applicable accounting standards within its established jurisdiction.

5.2.	Profits, after deducting taxes and statutory reserves, shall be distributed in proportion to each Parties’ respective shareholding percentages.

5.3.	Quarterly financial reports shall be provided to both Parties, and annual financial reports shall be audited by a competent auditor appointed by the Board of Directors.

NWTN	CONFIDENTIAL

6.	Intellectual Property

6.1.	Any intellectual property generated by the JV Company shall belong to the JV Company.

6.2.	Where a Party is providing intellectual property that is out of the scope of Clause 3 above, the Party providing the intellectual property shall retain ownership of such intellectual property rights.

7.	Confidentiality

7.1.	Each Party undertakes that during or after the duration of this Agreement it shall maintain confidentiality regarding this Agreement and related information and shall ensure its officers, employees, agents and professional and other advisers adhere to this confidentiality requirement.

7.2.	The obligation of confidentiality under Clause 7.1 shall not apply to:

7.2.1.	the disclosure of information to the extent required to be disclosed by law, any financial regulation or any binding judgment, order or requirement of any court or other competent authority;

7.2.2.	information which is independently developed by the relevant Party or acquired from a third-party to the extent that it is acquired with the right to disclose the same;

7.2.3.	the disclosure of information to any tax authority to the extent reasonably required for the purposes of the tax affairs of the Party concerned or any member of its group;

7.2.4.	the disclosure in confidence to a Party’s professional advisers of information reasonably required to be disclosed for a purpose reasonably incidental to this Agreement, to the extent any said party is previously bound to the same confidentiality obligations as set forth herein;

7.2.5.	information which becomes available within the public domain; or

7.2.6.	any disclosure mutually agreed between the Parties.

7.3.	The confidentiality requirement under this Agreement shall survive termination of this Agreement.

8.	Default and Remedies

6.1	A Party shall be deemed in default if it fails to fulfill its obligations under this Agreement.

6.2	The defaulting Party shall compensate the non-defaulting Party for any losses incurred due to such default.

NWTN	CONFIDENTIAL

9.	Term and Termination

9.1.	This Agreement shall come into effect upon execution by both Parties and shall remain in effect unless terminated by mutual consent or in accordance with this section.

9.2.	Either Party may terminate this Agreement upon the occurrence of a material breach by the other Party, provided written notice is given and the breach is not cured with 30 days of providing the notice.

9.3.	This Agreement will automatically terminate upon the dissolution or bankruptcy of the JV Company.

9.4.	Upon termination, the Parties shall wind up the affairs of the JV Company and distribute its assets in accordance with their respective shareholding percentages.

10.	Dispute Resolution

10.1.	Any dispute, controversies or differences arising out of or in connection with this Agreement shall be resolved amicably through good faith negotiations between the Parties.

10.2.	If the Parties cannot resolve the dispute within 30 days, the dispute shall be referred to arbitration under the rules of the Dubai International Arbitration Centre (DIAC). The arbitration shall be conducted in English in Dubai.

11.	Governing Law

11.1.	This Agreement and any obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the United Arab Emirates

12.	Miscellaneous

12.1.	This Agreement is made in duplicate, with each Party holding one original copy.

12.2.	Entire Agreement: This Agreement constitutes the entire agreement between the Parties with respect to the JV Company and supersedes all prior agreements or understandings.

12.3.	Amendments: This Agreement may only by amended in writing and signed by both Parties.

12.4.	Notices: All notices under this Agreement shall be in writing and delivered to the Parties at their respective addresses set forth above.

NWTN	CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

NWTN INC.

By:	/s/ Alan Nan Wu
Title:	CEO
Date:	January 14, 2025

W Motors Automotive Group Holding Limited [corporate seal affixed]

By:	/s/ Ralf Debbas
Title:	CEO
Date:	January 14, 2025